EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the Annual Report of BurgerFi International, Inc. (the "Company") on Form 10-K for the year ended January 1, 2024 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carl Bachmann, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 10, 2024

/s/ Carl Bachmann
Carl Bachmann, Chief Executive Officer
The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Annual Report on Form 10-K for the period ended January 1, 2024, or as a separate disclosure document of the Company or the certifying officers.